UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report — June 6, 2012

(Date of earliest event reported)

PENN NATIONAL GAMING, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-24206	23-2234473
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification
Number)

825 Berkshire Blvd., Suite 200, Wyomissing Professional Center, Wyomissing, PA		19610
(Address of principal executive offices)		(Zip Code)

Area Code (610) 373-2400

(Registrant’s telephone number)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 to Form 8-K):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.             Submission of Matters to a Vote of Security Holders.

Penn National Gaming, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on June 6, 2012, at 10:00 a.m., local time, at the offices of Ballard Spahr LLP, 1735 Market Street, 51st Floor, Philadelphia, Pennsylvania 19103.  Of the 76,423,682 shares of the Company’s common stock outstanding as of the close of business on April 13, 2012, the record date for the Annual Meeting, 71,890,093 shares, or approximately 94.1%, of the total shares eligible to vote at the Annual Meeting, were represented in person or by proxy.  Four proposals, including a shareholder proposal, were submitted to the shareholders at the Annual Meeting and are described in detail in the Company’s Proxy Statement for the 2012 Annual Meeting.  The following is a brief description of each matter voted upon at the Annual Meeting and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter, as applicable.

Election of Directors.  Each of David A. Handler and John M. Jacquemin were elected to hold office, subject to the provisions of the Company’s bylaws, until the annual meeting of shareholders of the Company to be held in the year 2015 and until their respective successors are duly elected and qualified, as follows:

Director	Votes FOR	Votes WITHHELD	Broker Non-Votes
David A. Handler	41,267,202	24,289,728	6,333,163
John M. Jacquemin	44,390,250	21,166,680	6,333,163

The term of office of each of Peter M. Carlino, Harold Cramer, Wesley R. Edens, Barbara Shattuck Kohn, Robert P. Levy and Saul V. Reibstein continued following the meeting.

Ratify Independent Registered Public Accountants.  The appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
71,792,145	68,232	29,716	None

Say-on-Pay.  The compensation paid to the Company’s named executive officers was approved on an advisory basis, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
34,889,089	30,392,870	274,971	6,333,163

Shareholder Proposal to Adopt a Majority Voting Standard for the Election of Directors.  Shareholders voted in favor of the proposal presented by a shareholder of the Company recommending that the Company take the steps necessary to amend the Company’s bylaws to provide that director nominees shall be elected by the affirmative vote of a majority of the votes cast, with a plurality standard retained for contested director election, as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
43,204,703	22,294,608	57,619	6,333,163

Item 8.01.             Other events.

On June 6, 2012, the Board of Directors authorized a further extension to the repurchase program initially authorized by the Board on June 9, 2010 and then extended June 9, 2011, which provided for the purchase of up to $300,000,000 of the Company’s Common Stock, of which $160,070,185 remains available.  The current authorization extends the repurchase program until the annual meeting of shareholders to be held in 2013, unless extended or shortened by the Board of Directors.

Under the extended repurchase program, purchases may be made from time to time in the open market or in privately negotiated transactions in accordance with applicable securities laws.  The actual number of shares to be purchased, if any, will depend upon market conditions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 11, 2012	PENN NATIONAL GAMING, INC.

	By:	/s/ Robert S. Ippolito
Robert S. Ippolito
Vice President, Secretary and Treasurer